NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

ADVISORY FEE PAYMENT AND SUBSCRIPTION AGREEMENT

This ADVISORY FEE PAYMENT AND SUBSCRIPTION AGREEMENT (the "Agreement") is made as of the 2nd day of June, 2003, by and between Storage Alliance Inc. ("Storage"), whose business address is Suite 725, 435 Fourth Avenue S.W., Calgary, Alberta, Canada, T2P 3A8, and J.P. Carey Securities, Inc. ("J.P. Carey"), whose business address is Atlanta Financial Center, East Tower, 3343 Peachtree Road, N.E., Suite 500, Atlanta.

RECITALS

WHEREAS:

A. The parties have entered into a Placement Agency Agreement dated as of April 16, 2003 (the "Placement Agreement"), pursuant to which J.P. Carey has agreed to act as a non-exclusive investment banker, financial advisor and consultant to Storage to provide financial services to Storage including raising new equity and/or debt financing, and, in partial consideration for such services (the "Services"), Storage has agreed to issue to J.P. Carey five percent (5%) warrants (the "Warrants") to purchase common shares in the capital of Storage (the "Warrant Shares") for every dollar raised by J.P. Carey of the total proceeds raised from investors (the "Investors) by J.P. Carey.

B. The Investors have agreed to subscribe for a total of $800,000 of common shares in the capital of Storage, and accordingly, Storage has agreed to issue 40,000 Warrants.

NOW, THEREFORE, the parties hereto agree as follows:

1. Issuance of the Warrants

1.1 In consideration for the Services provided to Storage under the Placement Agreement, Storage hereby grants to J.P. Carey 40,000 Warrants exercisable at an exercise price of U.S.$1.00 per Warrant Share until 5:00 p.m. (Vancouver time) on June 2, 2006.

1.2 Storage agrees to issue to J.P. Carey a certificate representing the Warrants, in the form attached as Appendix 3 hereto, as soon as practicable following delivery by J.P. Carey to Storage of two fully-executed copies of this Agreement and a Prospective Investor Suitability Questionnaire in the form attached as Appendix 1 and an Alberta Accredited Investor Questionnaire in the form attached as Appendix 2 (the "Questionnaires").

1.3 The Warrants and the Warrant Shares are sometimes collectively referred to in this Agreement as the "Securities".

2. Acknowledgements of J.P. Carey

2.1 J.P. Carey acknowledges and agrees that:

      none of the Warrants or the Warrant Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

      J.P. Carey acknowledges that Storage has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

      the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of Storage, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by Storage with the United States Shares and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

      if Storage has presented a business plan to J.P. Carey, J.P. Carey acknowledges that the business plan may not be achieved or be achievable;

      no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

      there is no government or other insurance covering the Securities;

      Storage has advised J.P. Carey that Storage is relying on an exemption from the requirements to provide J.P. Carey with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (Alberta) (the "Alberta Act") and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the Alberta Act, including statutory rights of rescission or damages, will not be available to J.P. Carey;

      J.P. Carey and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Storage in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about Storage;

      the books and records of Storage were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by J.P. Carey during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by J.P. Carey, J.P. Carey 's attorney and/or advisor(s);

      Storage is entitled to rely on the representations and warranties and the statements and answers of J.P. Carey contained in this Agreement and in the Questionnaires;

      J.P. Carey will indemnify and hold harmless Storage and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of J.P. Carey contained herein or in any document furnished by J.P. Carey to Storage in connection herewith (including, without limitation, the Questionnaires) being untrue in any material respect or any breach or failure by J.P. Carey to comply with any covenant or agreement made by J.P. Carey to Storage in connection therewith;

      none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to J.P. Carey that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of Storage are quoted on the OTC Bulletin Board;

      none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Restricted Period (as defined herein);

      offers and sales of any of the Securities prior to the expiration of a period of one year after the date of issuance of such Securities (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

      there are additional restrictions on J.P. Carey's ability to resell the Securities under the Alberta Act and Multilateral Instrument 45-102 adopted by the Alberta Securities Commission and it is J.P. Carey's responsibility to determine and comply with all applicable resale restrictions before selling any of the Securities;

      Storage will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act; and

      J.P. Carey has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and Storage is not in any way responsible) for compliance with applicable resale restrictions.

      3. Representations, Warranties and Covenants of J.P. Carey

      3.1 J.P. Carey hereby represents and warrants to and covenants with Storage (which representations, warranties and covenants shall survive the closing) that:

      J.P. Carey is resident in the United States and is not a resident of Alberta;

      by completing the Questionnaires, J.P. Carey is representing and warranting that J.P. Carey is an "Accredited Investor", as the term is defined in Multilateral Instrument 45-103 adopted by the Alberta Securities Commission and that J.P. Carey is an "Accredited Investor", as that term is defined in Regulation D promulgated under the 1933 Act;

      J.P. Carey has received and carefully read this Agreement;

      J.P. Carey is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of J.P. Carey;

      J.P. Carey has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

      J.P. Carey has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of J.P. Carey enforceable against J.P. Carey in accordance with its terms;

      the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, J.P. Carey, or of any agreement, written or oral, to which J.P. Carey may be a party or by which J.P. Carey is or may be bound;

      J.P. Carey (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

      J.P. Carey is aware that an investment in Storage is speculative and involves certain risks, including the possible loss of the investment, and J.P. Carey has carefully read and considered the matters set forth under the caption "Risk Factors" appearing in Storage's most recent annual report on Form 10-KSB filed with the SEC;

      J.P. Carey has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and Storage, and J.P. Carey is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaires;

      J.P. Carey understands and agrees that Storage and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and the Questionnaires, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, J.P. Carey shall promptly notify Storage;

      all information contained in the Questionnaires is complete and accurate and may be relied upon by Storage, and J.P. Carey will notify Storage immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

      J.P. Carey is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and J.P. Carey has not subdivided its interest in the Securities with any other person;

      J.P. Carey is not an underwriter of, or dealer in, the common shares of Storage, nor is J.P. Carey participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

      J.P. Carey has made an independent examination and investigation of an investment in the Securities and Storage and has depended on the advice of its legal and financial advisors and agrees that Storage will not be responsible in anyway whatsoever for its decision to invest in the Securities and Storage;

      if J.P. Carey is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the investor accounts for which J.P. Carey acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act, and none of the investor accounts are maintained for the benefit of a resident of Alberta;

      if J.P. Carey is acquiring the Securities as a fiduciary or agent for one or more investor accounts, J.P. Carey has sole investment discretion with respect to each such account, and J.P. Carey has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

      J.P. Carey is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

      no person has made to J.P. Carey any written or oral representations:

        that any person will resell or repurchase any of the Securities;

        that any person will refund the purchase price of any of the Securities; or

        as to the future price or value of any of the Securities.

3.2 In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Agreement includes any person in the United States.

4. Acknowledgement and Waiver

4.1 J.P. Carey has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Public Record. J.P. Carey hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which J.P. Carey might be entitled in connection with the distribution of any of the Securities.

5. Legending of Subject Securities

5.1 J.P. Carey hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear legends in substantially the following forms:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

J.P. Carey hereby acknowledges and agrees to Storage making a notation on its records or giving instructions to the registrar and transfer agent of Storage in order to implement the restrictions on transfer set forth and described in this Agreement.

6. Costs

6.1 J.P. Carey acknowledges and agrees that all costs and expenses incurred by J.P. Carey (including any fees and disbursements of any special counsel retained by J.P. Carey) relating to the acquisition of the Securities shall be borne by J.P. Carey.

7. Governing Law

7.1 This Agreement is governed by the laws of the Province of Alberta and the federal laws of Canada applicable therein.

8. Survival

8.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by J.P. Carey pursuant hereto.

9. Assignment

9.1 This Agreement is not transferable or assignable.

10. Counterparts and Electronic Means

10.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

11 Severability

11.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

12 Entire Agreement

12.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by Storage or by anyone else.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

STORAGE ALLIANCE INC. J.P. CAREY SECURITIES INC.

By: /s/ signed By: /s/ signed
Authorized Signatory Authorized Signatory

APPENDIX 1

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

This Questionnaire is for use by the undersigned US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) who has indicated an interest in acquiring Securities of STORAGE ALLIANCE INC. ("Storage"). The purpose of this Questionnaire is to assure Storage that the undersigned will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. Storage will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of Storage in any state other than those specifically authorized by Storage.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the undersigned agrees that, if necessary, this Questionnaire may be presented to such parties as Storage deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities under the Agreement.

The undersigned covenants, represents and warrants to Storage that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

  Category 1 An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

  Category 2 A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

  Category 3 A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

X   Category 4 A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

  Category 5 A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

  Category 6 A director or executive officer of Storage;

  Category 7 A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

  Category 8 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that the undersigned, in claiming to satisfy one of the above categories of Accredited Investor, may be required to supply Storage with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the undersigned's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth:

______________________________________________________________________________________

______________________________________________________________________________________

The undersigned hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify Storage promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the undersigned represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ______ day of ________________, 2003.
If a Corporation, Partnership or Other Entity:	If an Individual:
J.P. CAREY SECURITIES INC. Print of Type Name of Entity /s/ signed Signature of Authorized Signatory Type of Entity	Signature Print or Type Name Social Security/Tax I.D. No.

APPENDIX 2

MULTILATERAL INSTRUMENT 45-103

ACCREDITED INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure Storage Alliance Inc. (the "Company") that the undersigned (the "Subscriber") will meet certain requirements for the registration and prospectus exemptions provided for under Multilateral Instrument 45-103 ("MI 45-103"), as adopted by the Alberta Securities Commission and the Alberta Securities Commission (each, a "local jurisdiction"), in respect of a proposed private placement of securities by the Company (the "Transaction"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

1. the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2. the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in MI 45-103) indicated below (please check the appropriate box):

(a)

a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

(b)

the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

(c)

an association under the Cooperative Credit Associations Act (Canada) located in Canada;

(d)

a subsidiary of any person or company referred to in paragraphs 2(a) to 2(c), where the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(e)

a person or company registered under the Securities Act (British Columbia), or under securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

(f)

an individual registered or formerly registered under the Securities Act (British Columbia), or under securities legislation in another jurisdiction of Canada, as a representative of a person or company registered under the Securities Act (British Columbia), or under securities legislation in another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

(g)

the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

(h)

a municipality, public board or commission in Canada;

(i)

a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(j)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

(k)

a registered charity under the Income Tax Act (Canada);

(l)

an individual who beneficially owns, or who together with a spouse beneficially owns, financial assets (defined in MI 45-103 to mean cash and securities) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

(m)

an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding that net income level in the current year;

(n)

a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

(o)

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes it securities only to persons or companies that are accredited investors;

(p)

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which a receipt has been issued by the regulator;

(q) X

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs 2(a) through 2(e) and paragraph 2(j) in form and function; or

(r)

a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under relevant Legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the

________day of __________________, 2003.

If a Corporation, Partnership or Other Entity: J.P. Carey Securities Inc. Print or Type Name of Entity /s/ signed Signature of Authorized Signatory Type of Entity	If an Individual: Signature Print or Type Name

APPENDIX 3

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANT CERTIFICATE

WARRANT FOR PURCHASE OF COMMON SHARES

THIS WARRANT WILL BE VOID AND OF NO VALUE UNLESS EXERCISED WITHIN THE LIMITS HEREIN PROVIDED

THIS WARRANT IS NOT TRANSFERABLE

STORAGE ALLIANCE INC.
(Incorporated under the laws of Nevada)

WARRANT CERTIFICATE NO. J.P. CAREY-1 40,000 WARRANTS

Each such warrant entitling the holder to purchase one (1)Common Share at the exercise price of US$1.00 per Common Share (the "Exercise Price") if exercised at or before 5:00 p.m. (Vancouver time) on June 2, 2006.

DATED AS OF: June 2, 2003

THIS IS TO CERTIFY THAT J.P. CAREY SECURITIES INC. (herein called the "Holder") is entitled to acquire in the manner herein provided, subject to the restrictions herein contained, during the period commencing on the date hereof and ending at 5:00 p.m. (Vancouver time) on June 2, 2006 (the "Expiry Date"), the number of fully paid and non-assessable common shares ("Common Shares") without nominal or par value of Storage Alliance Inc. ("the Company") as set forth above.

The Warrants are governed by the Terms and Conditions attached.

Any Common Shares issuable on exercise of the Warrants represented by this Certificate will contain the following legends, unless such Common Shares have been registered for resale under the Securities Act of 1933, as amended (the "1933 Act"):

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:

ARTICLE 1

INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a) "Common Shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the Common Shares;

(b) "Company" means Storage Alliance Inc. or its successor corporation as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(c) "Company's Auditors" means an independent firm of accountants duly appointed as Auditors of the Company;

(d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f) "Warrant Holder" or "Holder" means the holder of the Warrants; and

(g) "Warrants" mean the share purchase warrants issued by the Company.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation Not Affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrants will be construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable thereto and will be treated in all respects as Alberta contracts.

ARTICLE 2

ISSUE OF ADDITIONAL WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to acquire or purchase Common Shares.

2.2 Issue in Substitution for Lost Warrants

(a) In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b) The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.3 Warrant Holder Not a Shareholder

A Warrant Holder is not a shareholder of the Company, is not entitled to any rights or interests as a shareholder of the Company and has only the rights and interests expressly provided herein.

ARTICLE 3

NOTICE

3.1 Notice to Warrant Holder

Any notice to be given to the Holder will be sent by prepaid registered post and will be deemed to have been received by the Holder on the fourth day following the mailing thereof or on the date of successful facsimile transmission or email. Any such notice will be addressed to the Holder at the address of the Holder appearing on the Holder's Warrant or to such other address as the Holder may advise the Company by notice in writing.

3.2 Notice to the Company

Any notice to be given to the Company may be delivered personally, or sent by facsimile or other means of electronic communication providing a printed copy ("Electronic Communication") or may be forwarded by first class prepaid registered mail to the addresses set forth below. Any notice delivered or sent by Electronic Communication shall be deemed to have been given and received at the time of delivery. Any notice mailed as aforesaid shall be deemed to have been given and received on expiration of 72 hours after it is posted, addressed as follows:

Storage Alliance Inc.
Suite 725, 435 Fourth Avenue S.W.
Calgary, Alberta, Canada
T2P 3A8

Attention: The President

Facsimile No.: (403) 262-0276

ARTICLE 4

EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

The right to acquire Common Shares conferred by the Warrants may be exercised by the Holder of such Warrant by surrendering the Warrant Certificate representing same, together with a duly completed and executed Exercise Form in the form attached hereto to the Company at its principal office in the City of Richmond, British Columbia. The purchase price (the "Purchase Price") applicable at the time of exercise of any Warrants shall be equal to the number of Warrants exercised multiplied by the Exercise Price. The Warrant Holder may pay the Purchase Price in cash, by delivering to the Company a bank draft or certified cheque payable to the Company at its principal office in the City of Calgary, Alberta; or

4.2 Effect of Exercise of Warrants

(a) Upon surrender and payment as aforesaid the Common Shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record of such Common Shares on the date of such surrender.

(b) Within ten (10) business days after surrender as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the Common Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Common Shares not exceeding those which the Warrant Holder is entitled to acquire pursuant to the Warrant surrendered.

4.3 Subscription for Less Than Entitlement

The Holder may subscribe for and acquire a number of Common Shares, less than the number which he is entitled to acquire pursuant to the surrendered Warrant. In the event of any acquisition of a number of Common Shares less than the number which can be acquired pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the Common Shares which he was entitled to acquire pursuant to the surrendered Warrant and which were not then acquired.

4.4 Warrants for Fractions of Shares

To the extent that the Holder is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Common Shares.

4.5 Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will no longer be valid and of no effect.

4.6 Time of Essence

Time will be of the essence hereof.

4.7 Adjustments

The number of Common Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(a) if and whenever the Common Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of Common Shares the number of Common Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be;

(b) (i) in case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to acquire the number of shares or other securities of the Company (or of the Company resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization;

(ii) in any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article 4 relating to the rights and interest thereafter of the holders of the Warrants so that the provisions of this Article 4 will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization or the exercise of the Warrants;

(iii) the subdivision or consolidation of Common Shares at any time outstanding into a greater or lesser number of Common Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.7 (b);

(c) the adjustments provided for in this Section 4.7 are cumulative and will become effective immediately after the record date for or, if a record date is fixed, the effective date of the event which results in such adjustments.

4.8 Determination of Adjustments

If any questions will at any time arise with respect to any adjustment provided for in Section 4.7, such question will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of chartered accountants, in Vancouver, British Columbia, that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the holders of the Warrants.

ARTICLE 5

COVENANTS BY THE COMPANY

5.1 Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights provided for herein and in the Warrants should the holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Common Shares which they are or may be entitled to acquire pursuant thereto and hereto.

5.2 Company may Purchase

The Company may from time to time offer to purchase and purchase, for cancellation only, any Warrants in such manner, from such persons and on such terms and conditions as it determines.

ARTICLE 6

WAIVER OF CERTAIN RIGHTS

6.1 Immunity of Shareholders, Etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and releases and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of Common Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

ARTICLE 7

MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1 Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these Terms and Conditions, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2 Transferability

The Warrant and all rights attached to it are not transferable or assignable.

IN WITNESS WHEREOF STORAGE ALLIANCE INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date of issuance first above written.

SIGNED BY:

STORAGE ALLIANCE INC.

Per: ______________________________

Authorized Signatory

Date: ______________________________

EXERCISE FORM

TO: Storage Systems Inc.

The undersigned holder of Warrants hereby exercises the right to acquire _____________ Common Shares without nominal or par value of Storage Systems Inc. (the "Company") (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions set forth in the Warrant Certificate) according to the terms set forth in the Warrant Certificate.

Such securities or property are to be issued as follows:

Name:

Address in Full:

The undersigned acknowledges that the certificates representing the Common Shares issuable hereunder shall bear such legends as may be required under applicable securities law.

DATED this ______ day of ______________________, _____.

Signature

(Print full name)

(Print full address)

Instructions:

The registered holder may exercise his right to acquire Common Shares by completing the above form, surrendering this Warrant Certificate and (a) providing payment by bank draft, money order or certified check to the Company or (b) indicating above that the holder is exercising this Warrant by cashless exercise, at its principal office in Calgary, Alberta. For the protection of the holder, it would be prudent to register if forwarding by mail. Certificates for Common Shares will be delivered or mailed as soon as practicable after the exercise of the Warrants. The rights of the registered holder cease if the Warrants are not exercised prior to 5:00 p.m. (Vancouver time) on the Expiry Date